DREYFUS U.S. TREASURY RESERVES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus U.S. Treasury Reserves for the six-month period ended April 30, 1998, as shown in the following table:

                                                                                                   Annualized
                                                                   Annualized Yield             Effective Yield*
                                                                   ______________                _____________
           Investor Shares........................                      4.89%                        5.00%
           Class R Shares.........................                      5.09%                        5.21%

THE ECONOMY
Growth Continues
    While many analysts and economists continued to worry about potential fallout from the Asian financial crisis, the U.S. economy maintained a rather heady pace of expansion over the past six months. Indeed, incoming U.S. economic data showed more positive impact than negative consequences from the Asian tsunami, as weaker demand in Asia pushed down worldwide commodities prices and long-term interest rates. It is true, however, that multinational firms, especially in high tech, aerospace, and electronics, experienced significant shortfalls in Asian business during the period.
    Isolated Asian-related pressures notwithstanding, most sectors and regions of the U.S. economy continued to evidence strong growth. Real Gross Domestic Product (GDP) rose at a robust 3.7% annual rate during the fourth quarter of 1997 and this growth rate moved up another notch during the first quarter of 1998 as real GDP grew 4.2%. The economy's growth may well continue throughout the rest of the year, according to the Conference Board's Index of Leading Economic Indicators, which rose 0.2% in March for its third straight monthly increase. Consumers appear to be in excellent shape overall, with strong employment and income gains helping to boost spending and consumer confidence. In fact, retail sales rose 10.2% in April, the best monthly sales gains in four years.
Inflation Stays Low, but Fed Warns of Action Ahead
    While the economy continues to expand at a rate that would, in the past, have been considered a harbinger of inflationary pressures, current data shows virtually no signs of higher inflation. For example, the broadest measure of inflation, the domestic purchases deflator (which tracks prices paid by consumers for domestic goods) actually fell 0.1% during the first quarter of 1998. Given such a benign environment, the Federal Reserve Board kept its monetary policy on hold throughout the semi-annual period. In fact, the Fed has not raised the Federal Funds rate, the benchmark rate on overnight loans between banks, since March 1997, when policymakers feared that strong economic demand at the time would result in increased inflation. Although economic growth today is almost as strong as it was at the time of the last rate hike, the specter of the Asian financial crisis has kept the Fed on hold.
    During the last weeks of April, however, many Fed policymakers appeared to be thinking seriously of raising short-term interest rates if the economy did not cool on its own. Apparently, although actual inflation numbers show no uptick, policymakers remain seriously concerned that the economy's continued expansion, tight labor markets, and ongoing wage growth cannot continue unchecked much longer if inflation is to stay contained. Still, the favorable inflation numbers released at the end of the period may forestall Fed action at least for the next few months.

MARKET ENVIRONMENT
Strong demand, decreased supply
    Over the past six months, demand for U.S. Treasury securities remained strong while their supply continued to decline. As in the previous reporting period, the robust economy continued to decrease the government's borrowing needs while investor concerns about repercussions from the Asian financial crisis stimulated a flight to quality that pumped up demand for Treasuries. As a result, Treasury Bills and short-dated Treasury Notes rallied significantly for much of the period, while their yields fell.
PORTFOLIO OVERVIEW
    In a semi-annual period characterized by continued economic strength, benign inflation, and an ongoing depletion of the supply of U.S. Treasury securities, your Fund continued to seek to maximize opportunities to increase income while retaining its hallmark focus on capital preservation. The Fund's strategy involved two main thrusts. First, management endeavored to keep the average portfolio maturity well-tuned to capitalize on changes in interest rates on U.S. Treasury securities. For example, when rates rose at the end of November, we extended the average maturity a bit in order to capture additional income for the Fund. Toward the end of January, rates fell and management shortened the average portfolio maturity accordingly. Then in late February, rates increased dramatically and we extended portfolio maturity once again. The average portfolio maturity remained somewhat longer for the rest of the period and was approximately 54 days at period-end, as compared with an average portfolio maturity of approximately 42 days for comparable U.S. Treasury funds as measured by the IBC Money Fund Average.
    The second key aspect of our investment strategy was to invest a large percentage of Fund assets in repurchase agreements, or "repos," collateralized by U.S. Treasury securities. For most of the semi-annual period, repos again offered higher yields than direct investments in Treasuries, and these holdings helped to maintain the Fund's income stream.
     As the reporting period drew to a close, the investment environment continued to balance a strong domestic economy and low inflation against the potential for a slowdown due to the Asian crisis. Given the ever-dwindling supply of Treasuries, steady investor appetite for these investments may dampen Treasury yields going forward. In this environment, management currently plans to retain a slightly longer average portfolio maturity and a large position in repos in order to maintain the Fund's income stream while positioning it flexibly for what lies ahead.
                                      Sincerely,

                                      [David Hertan signature logo]

                                      David Hertan
                                      Portfolio Manager
May 18, 1998
New York, N.Y.
* Annualized effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.

DREYFUS U.S. TREASURY RESERVES
STATEMENT OF INVESTMENTS                                                                    APRIL 30, 1998 (UNAUDITED)
                                                                            Annualized
                                                                             Yield on
                                                                             Date of      Principal
U.S. Treasury Bills-22.8%                                                    Purchase        Amount         Value
                                                                           ___________  _____________    ____________
    5/7/98
    (cost $149,885,000)........................................              4.60%      $150,000,000     $149,885,000
                                                                                                         ============
U.S. Treasury Notes-29.7%
    6.125%, 5/15/98............................................              5.52%     $  50,000,000    $  50,010,459
    6.125%, 8/31/98............................................              5.51         60,000,000       60,084,408
    5.50%, 11/15/98............................................              5.40         15,000,000       14,994,990
    5.125%, 11/30/98...........................................              5.62         10,000,000        9,970,186
    5.625%, 11/30/98...........................................              5.64         10,000,000        9,993,707
    5.50%, 2/28/99.............................................              5.25         15,000,000       15,005,296
    5.875%, 2/28/99............................................              5.36         25,000,000       25,069,298
    6.50%, 4/30/99.............................................              5.53         10,000,000       10,086,091
                                                                                                         ____________
TOTAL U.S. TREASURY NOTES
    (cost $195,214,435)........................................                                          $195,214,435
                                                                                                         ============
Repurchase Agreements-47.0%
 Dean Witter Reynolds Inc.
    Dated 4/30/98, due 5/1/98 in the amount
    of $155,023,508 (fully collateralized by
    $109,489,000 U.S. Treasury Bonds
    6.375% to 12%, due from 3/31/2001 to
    8/15/2013, value $158,736,636).............................              5.46%      $155,000,000     $155,000,000
 First National Bank of Boston
    Dated 4/30/98, due 5/1/98 in the amount of
    $155,051,771 (fully collateralized by
    $111,668,000 U.S. Treasury Bonds
    6.75% to 12.375%, due from 4/30/2000 to
    2/15/2015, value $ 158,671,730)............................              5.52        155,028,000      155,028,000
                                                                                                         ____________
TOTAL REPURCHASE AGREEMENTS
    (cost $310,028,000)........................................                                          $310,028,000
                                                                                                         ============
TOTAL INVESTMENTS (cost $655,127,435)................          99.5%                                     $655,127,435
                                                             =======                                     ============
CASH AND RECEIVABLES (NET)...........................            .5%                                   $    3,259,901
                                                             =======                                     ============
NET ASSETS...........................................         100.0%                                     $658,387,336
                                                             =======                                     ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY RESERVES
STATEMENT OF ASSETS AND LIABILITIES                                                            APRIL 30, 1998 (UNAUDITED)
                                                                                                 Cost              Value
                                                                                             _____________     _____________
ASSETS:                          Investments in securities-See Statement of Investments
                                 ...........        (including Repurchase Agreements
                                 ..................        of $310,028,000)-Note 1(c)         $655,127,435      $655,127,435
                                 Cash.......................................                                         274,261
                                 Interest receivable........................                                       3,302,185
                                                                                                               _____________
                                                                                                                 658,703,881

                                                                                                               _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       316,466
                                 Due to Distributor.........................                                              79
                                                                                                               _____________
                                                                                                                     316,545

                                                                                                               _____________
NET ASSETS..................................................................                                    $658,387,336
                                                                                                               =============
REPRESENTED BY:                  Paid-in capital............................                                    $658,431,903
                                 Accumulated net realized gain (loss) on investments                                 (44,567)

                                                                                                               _____________
NET ASSETS..................................................................                                    $658,387,336
                                                                                                               =============
                                                  NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                                           Investor Shares    Class R Shares
                                                                                             _____________     _____________
Net Assets..................................................................                  $119,465,055      $538,922,281
Shares Outstanding..........................................................                   119,475,451       538,955,881
NET ASSET VALUE PER SHARE...................................................                         $1.00             $1.00
                                                                                                     =====             =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY RESERVES
STATEMENT OF OPERATIONS                                                          SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                     $18,749,030
EXPENSES:                        Management fee-Note 2(a)...................                    $  1,679,988
                                 Distribution fees (Investor Shares)-Note 2(b)                       151,733
                                                                                                ____________
                                         Total Expenses...........................................                 1,831,721
                                                                                                                ____________
INVESTMENT INCOME-NET                                                                                             16,917,309
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                         (44,567)
                                                                                                                ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $16,872,742
                                                                                                                ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY RESERVES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    Six Months Ended
                                                                                     April 30, 1998            Year Ended
                                                                                      (Unaudited)           October 31, 1997
                                                                                    ________________        ________________
OPERATIONS:
  Investment income-net..................................................            $    16,917,309      $    25,549,554
  Net realized gain (loss) on investments................................                    (44,567)              23,365
                                                                                      ______________       ______________
      Net Increase (Decrease) in Net Assets Resulting from Operations....                 16,872,742           25,572,919
                                                                                      ______________       ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Investor shares......................................................                 (3,703,383)          (1,814,464)
    Class R shares.......................................................                (13,213,926)         (23,735,090)
  Net realized gain on investments:
    Investor shares......................................................                     (4,910)             -
    Class R shares.......................................................                    (18,455)             -
                                                                                      ______________       ______________
        Total Dividends..................................................                (16,940,674)         (25,549,554)
                                                                                      ______________       ______________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Investor shares......................................................                408,904,060          475,560,884
    Class R shares.......................................................                893,872,005        1,621,140,656
  Dividends reinvested:
    Investor shares......................................................                  1,042,923            1,416,396
    Class R shares.......................................................                 11,768,980           21,156,189
  Cost of shares redeemed:
    Investor shares......................................................               (403,370,560)        (385,904,562)
    Class R shares.......................................................               (888,840,124)      (1,584,443,908)
                                                                                      ______________       ______________
      Increase (Decrease) in Net Assets from Capital Stock Transactions..                 23,377,284          148,925,655
                                                                                      ______________       ______________
        Total Increase (Decrease) in Net Assets..........................                 23,309,352          148,949,020
NET ASSETS:
  Beginning of Period....................................................                635,077,984          486,128,964
                                                                                      ______________       ______________
  End of Period..........................................................             $  658,387,336       $  635,077,984
                                                                                      ==============       ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY RESERVES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                   Investor Shares
                                                               ______________________________________________________
                                                                Six Months Ended
                                                                 April 30, 1998           Year Ended October 31,
                                                                                  ____________________________________
PER SHARE DATA:                                                   (Unaudited)  1997(2)      1996       1995       1994(1,2)
                                                                  __________  _______    _______    _______    _______
    Net asset value, beginning of period.........                   $  1.00   $  1.00    $  1.00    $  1.00    $  1.00
                                                                    _______   _______    _______    _______    _______
    Investment Operations:
    Investment income-net........................                      .024      .048       .046       .049       .020
                                                                    _______   _______    _______    _______    _______
    Distributions:
    Dividends from investment income-net.........                     (.024)      (.048)  (.046)      (.049)(.020)
                                                                    _______   _______    _______    _______    _______
    Net asset value, end of period...............                   $  1.00    $  1.00  $  1.00    $  1.00  $  1.00
                                                                    =======   =======    =======    =======    =======
TOTAL INVESTMENT RETURN..........................                      4.94%(3)  4.89%      4.74%      5.02%      1.96%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......        .               70%(3)   .70%       .70%       .70%       .70%(3)
    Ratio of net investment income
      to average net assets......................                      4.88%(3)  4.81%      4.64%      4.92%      3.42%(3)
    Net Assets, end of period (000's Omitted)....                  $119,465  $112,900    $21,826    $21,386     $1,324
(1)    The Fund commenced selling Investor shares on April 18, 1994.
(2)    Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
       Mellon Bank, N.A. served as the Fund's investment manager.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY RESERVES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                               Class R Shares
                                                     _____________________________________________________________________
                                                     Six Months Ended
                                                      April 30, 1998                Year Ended October 31,
                                                                        __________________________________________________
PER SHARE DATA:                                        (Unaudited)        1997       1996       1995       1994(1,2)  1993
                                                       __________       ______     ______     ______     ______     ______
    Net asset value, beginning of period..              $  1.00        $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         ______         ______     ______     ______     ______     ______
    Investment Operations:
    Investment income-net.................                 .025           .050       .048       .051       .033(3)    .027
                                                         ______         ______     ______     ______     ______     ______
    Distributions:
    Dividends from investment income-net..                (.025)         (.050)     (.048)     (.051)     (.033)     (.027)
                                                         ______         ______     ______     ______     ______     ______
    Net asset value, end of period........              $  1.00        $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         ======         ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN...................                 5.14%(4)       5.10%      4.94%      5.23%      3.37%      2.77%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 .50%(4)        .50%       .50%       .50%       .50%(5)    .50%(6)
    Ratio of net investment income
    to average net assets.................                  5.08%(4)    4.98%      4.79%    5.14%      3.62%  2.74%
    Net Assets, end of period (000's Omitted)          $538,922       $522,178   $464,303   $399,873   $228,797    $69,785
(1)    Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994,
       Mellon Bank, N.A. served as the Fund's investment manager.
(2)    The Fund commenced selling Investor shares on April 18, 1994. Those shares outstanding prior to April 4, 1994 were designated as Trust shares. Effective October 17, 1994, the Fund's Trust shares were reclassified as Class R shares.
(3)    Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $.0323.
(4)    Annualized.
(5)    Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was
       0.59%.
(6)    For the year ended October 31, 1993, the investment adviser reimbursed expenses of the Fund amounting to $.0040 per share.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS U.S. TREASURY RESERVES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus U.S. Treasury Reserves (the "Fund") is a series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eighteen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 1 billion of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the
DREYFUS U.S. TREASURY RESERVES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each Director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategies Fund.) These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Fund directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid by the Manager to the non-interested Directors.
    (b) Distribution plan: Under the Fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act relating to its Investor shares, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period April 30, 1998, Investor shares were charged $151,733 pursuant to the Plan.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
NOTE 3-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the line of credit.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS U.S. TREASURY RESERVES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                        326/726SA984
Registration Mark
[Dreyfus logo]
U.S. Treasury
Reserves
Semi-Annual
Report
April 30, 1998